Exhibit 10.39
STOCK OPTION AGREEMENT made as of the 17th day of September, 2004 between NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a Delaware corporation (the “Company”), and Tery Baskin (Optionee”).
WHEREAS, the Optionee is an employee of the Company or a subsidiary thereof;
WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;
NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee (the “Grant”) the right and option to purchase Common Shares of the Company under and pursuant to the terms and conditions of the 1999 Stock Option Plan (the “Plan”) and upon and subject to the following terms and conditions:
     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the “Option”) to purchase fifteen thousand Common Shares of the Company (the “Option Shares”) during the following periods:
          (a) All or any part of three thousand seven hundred and fifty (3,750) Common Shares may be purchased during the period commencing one year from the date hereof and terminating at 5:00 P.M. on September 17, 2014 (the “Expiration Date”).
          (b) All or any part of three thousand seven hundred and fifty (3,750) Common Shares may be purchased during the period commencing two years from the date hereof and terminating at 5:00 P.M. on the Expiration Date.
          (c) All or any part of three thousand seven hundred and fifty (3,750) Common Shares may be purchased during the period commencing three years from the date hereof and terminating at 5:00 P.M. on the Expiration Date.
          (d) All or any part of three thousand seven hundred and fifty (3,750) Common Shares may be purchased during the period commencing four years from the date hereof and terminating at 5:00 P.M. on the Expiration Date.
     2. NATURE OF OPTION. Such Options to purchase the Option Shares are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to “incentive stock options”.
     3. EXERCISE PRICE. The exercise price of each of the Option Shares shall be $25.10 (the “Option Price”).
     4. EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price as provided for in the Plan, the Company shall tender to the Optionee certificates issued in the Optionee’s name evidencing the number of Option Shares covered thereby.
     5. TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee’s lifetime, shall not be exercisable by any person other than the Optionee.

     6. CHANGE IN CONTROL. In the event of a Change in Control any Options granted hereunder which have not vested as of the date of the Change in Control shall automatically vest on such date. Change of Control shall mean, (i) the acquisition by any Person or Persons acting as a group (other than any existing shareholder of the Company) of more than 50% of the Company’s outstanding voting stock; (ii) the merger of the Company with or into another corporation where the Company is not the surviving entity; (iii) any reverse merger in which the Company’s shareholders immediately prior to the merger do not have the right to elect a majority of the members of the Board of the surviving entity; or (iv) the sale of all or substantially all of the assets of the Company.
     7. INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.
     8. NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Secretary and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.
     9. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.
     10. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
By:	/s/ Jim Smith
Jim Smith, CEO

/s/ Terry Baskin
Signature of Optionee

Terry Baskin
Name of Optionee
Address of Optionee

EXHIBIT A
NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
OPTION EXERCISE FORM
     The undersigned hereby irrevocably elects to exercise the within Option dated _________ to the extent of purchasing ____________ Common Shares of National Medical Health Card Systems, Inc. The undersigned hereby makes a payment of $______ in payment therefor.

Name of Optionee

Signature of Optionee

Address of Holder

Date